UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 31, 2008

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware	23-2853441
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
821 Fox Lane
San Jose, California 95131
(Address of principal executive offices, including zip code)
(408) 433-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     In November 2007, we announced that we had entered into a non-binding term sheet to sell to Merit Medical Systems, Inc. (“Merit”) for $3 million certain cardiac and peripheral catheter platform assets and technology that we originally acquired in November 2006 in connection with our purchase of VasCon, LLC. The purchase was to include the transfer from us to Merit of manufacturing know-how, intellectual property, inventory and technology. On January 31, 2008, we entered into an Asset Purchase and Supply Agreement with Merit (the “Purchase Agreement”) pursuant to which we sold catheter assets and technology (the “Merit Transaction”). Under the terms of the Purchase Agreement, we also agreed to manufacture and supply certain guide catheters to Merit for a period of up to one year following the closing. Pursuant to the Purchase Agreement, we received an up-front payment of $1.5 million and will receive an additional $1.5 million upon the earlier to occur of the date that Merit can independently manufacture, validate and commercially produce certain guide catheters or the one year anniversary of the closing.
     In connection with the Merit Transaction, we also entered into a License Agreement with Merit on January 31, 2008. Pursuant to the License Agreement, we granted Merit (1) an exclusive license to use certain non-patented intellectual property in the cardiology and peripheral radiology fields that becomes non-exclusive after five years and (2) an exclusive license to use certain patented intellectual property in the cardiology and peripheral radiology fields.
     Finally, as part of the Merit Transaction, we also entered into a Non-Competition Agreement, whereby we agreed not to engage in certain competitive business activities in the fields of cardiology and peripheral radiology for a period of five years.
Safe Harbor Statement
          This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or Registrant’s future financial performance. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue”, or the negative of these terms or other comparable terminology. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
          Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements with actual results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)
Date: February 5, 2008	By:	/s/ Gordon T. Sangster
Gordon T. Sangster
Chief Financial Officer